Exhibit 99.4

CDW Coworkers Message Map

May 29, 2007

CDW's coworkers have created an extraordinary customer-focused organization that is the leader in our industry. In recognition of our strength and leadership position, Madison Dearborn Partners is making a significant investment and wants to help us grow and build on our success while remaining true to our culture. Ultimately, coworkers will benefit from the opportunities that our growth will create.

Madison Dearborn Partners, LLC is a Chicago-based private equity firm. MDP's stated objective is to invest in companies in partnership with outstanding management teams to achieve significant long-term appreciation in value.

- MDP is a major private equity investment firm based in Chicago. A private equity firm manages money that's often used to buy companies that they feel are very good long term investments. Key competitive characteristics which MDP looks for include great people, a leading market share, a track record of innovation, substantial free cash flow, a widely recognized brand name, a highly efficient and defensible distribution channel, and a scalable business model that has strong returns on capital.
- MDP manages more than $14 billion in investments. Some of their investments include Ruth's Chris Steakhouse, PayPal, Boise Cascade Holdings and Yankee Candle Company.
- MDP has a reputation of being a great partner with their management teams. They rarely acquire companies with a view toward changing strategy or management leadership.
- MDP and its advisors have spent thousands of hours evaluating and developing an understanding of our company and industry.
- We have had many discussions with them about our growth strategies, including growing our sales team, enhancing our customer experience and our plans to expand the Berbee platform. They are supportive of our strategies and will work with us to provide the resources necessary for execution.
- You may be hearing the name of Ben Chereskin – he is a managing director and one of the founders of MDP and will be our main contact.

The proposed acquisition of CDW is the next chapter in CDW's evolution.

- Our Board was initially approached by a party interested in discussing a potential transaction and then went through an evaluation process with several potential buyers.
- MDP offered the highest price. As a result, our Board has agreed for CDW to be purchased by MDP for $7.3 billion, or $87.75 per share.
- Our Board believes this is a compelling opportunity to immediately maximize shareholder value and is recommending that shareholders approve the transaction at a special meeting that will be scheduled in the next couple of months.
- Since this has not been a public process until now, our Board will approach potential buyers to determine if someone is willing to offer a higher price. This is called a "go shop" period and is expected to last 30 days.
- If our shareholders approve the transaction, it means we will be owned MDP instead of thousands of shareholders.

Our goals, strategies and values remain unchanged. We will continue to follow our Roadmap and execute the plans we have in place.

- It's important for everyone to stay focused on serving our customers.
- Everyone still works at the same place with the same manager and represents the same brand and serves the same customers.
- Our business plan for 2007 is unchanged and we must execute against it.
- Our values will continue to guide our decision-making.
- As part of the proposed acquisition:
  - MDP has agreed, at a minimum, to preserve current base salary and benefit levels, at least through 2008. We will continue with the PMP process to determine yearly salary adjustments.
  - Cash bonuses and cash incentive plans will continue to be established by management subject to business goals and personal performance.
  - We expect no job reductions as a result of the transaction. MDP is attracted to our success and the value that our coworkers have built in this company
- If the transaction is approved and customary closing conditions are satisfied, upon closing all stock options and restricted stock will vest. Option holders will be paid an amount in cash equal to the buyout price of $87.75 per share minus the exercise price of their options less applicable taxes. If you own shares directly, through the ESPP or through restricted stock, you will receive $87.75 per share less applicable taxes.
- We were unable to comment on the transaction until the agreement was signed, which happened Tuesday, 5/29.
- Thank you for understanding that as a public company, we cannot comment on rumors, even to our own coworkers.

CDW possesses the strengths that a private equity firm seeks in deciding which companies they can help grow.

- One of the things MDP especially appreciates about CDW is you…our coworkers…and the service you provide our customers.
- MDP is attracted to our success and the value that our coworkers have built in this company.
- CDW's business, with great people, a strong cash flow, great brand, growth prospects in a fragmented industry and a strong management team, is particularly attractive to a private equity firm.
- Because of this, MDP sees us as a great investment. They are committed to providing the resources necessary to grow the company.
- Customers will continue to receive the same level of service and support they've come to expect from us, and it's important to reassure them of that. Our potential new owners are just as dedicated to providing a superior customer experience as we are.

     CDW Corporation will file with the Securities and Exchange Commission (the “SEC”), and furnish to its shareholders, a proxy statement soliciting proxies for the meeting of its shareholders to be called with respect to the proposed merger between CDW and Madison Dearborn Partners, LLC. CDW SHAREHOLDERS ARE ADVISED TO READ THE PROXY STATEMENT WHEN IT IS FINALIZED AND DISTRIBUTED TO THEM BECAUSE IT WILL CONTAIN IMPORTANT INFORMATION. CDW shareholders and other interested parties will be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents filed with the SEC from the SEC’s website at http://www.sec.gov. CDW shareholders and other interested parties will also be able to obtain, without charge, a copy of the proxy statement (when available) and other relevant documents by directing a request by mail or telephone to CDW Corporation, 200 N. Milwaukee Ave., Vernon Hills, Illinois 60061, Attention: Corporate Secretary, telephone: (847) 465-6000, or from CDW’s website, http://www.cdw.com.
     CDW and certain of its directors, executive officers and other members of management and employees may, under SEC rules, be deemed to be “participants” in the solicitation of proxies from shareholders of CDW with respect to the proposed merger. Information regarding the persons who may be considered “participants” in the solicitation of proxies will be set forth in CDW’s proxy statement relating to the proposed merger when it is filed with the SEC. Information regarding certain of these persons and their beneficial ownership of CDW common stock as of March 31, 2007 is also set forth in CDW’s proxy statement for its 2007 Annual Meeting of Shareholders, which was filed with the SEC on April 16, 2007.
     Statements about the expected timing, completion and effects of the proposed merger between CDW and Madison Dearborn Partners, LLC, and all other statements in this filing other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Readers are cautioned not to place undue reliance on these forward-looking statements, each of which is qualified in its entirety by reference to the following cautionary statements. Forward-looking statements speak only as of the date hereof and are based on current expectations and involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. CDW may not be able to complete the proposed merger because of a number of factors, including, among other things, the failure to obtain shareholder approval, the failure of financing or the failure to satisfy other closing conditions. Other risks and uncertainties that may affect forward-looking statements are described in the reports filed by CDW with the SEC under the Securities Exchange Act of 1934, as amended, including without limitation CDW’s Annual Report on Form 10-K for the year ended December 31, 2006.